John Hancock Funds III

John Hancock Leveraged Companies Fund

John Hancock Small Cap Opportunities Fund

(each a “Fund” and, together, the “Funds”)

Supplement dated 7-1-13 to the Prospectus dated 7-1-13

On June 26, 2013, the Board of Trustees (the “Board”) of John Hancock Funds III, of which each Fund is a series, approved Plans of Liquidation (the “Plans”) with respect to the Funds. Each Fund will be liquidated effective on or about July 31, 2013. Prior to the final liquidation and distribution of assets, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Funds.

On or around the close of business on July 31, 2013, the Funds will distribute pro rata all of their assets to their shareholders, and all outstanding shares will be redeemed and cancelled. Leading up to that date, the proceeds from any liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. Certain securities that cannot be liquidated in cash may be distributed in-kind according to the Funds’ policies and procedures. During this time, a Fund may hold more cash or cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

The Funds reserve the right to further restrict sales of Fund shares.

For more information, please call the John Hancock Funds at 1-800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.